Exhibit 99.1

Novo Integrated Sciences Provides Update on Certain Current Actions and Events

BELLEVUE, Wash., March 26, 2024 - Novo Integrated Sciences, Inc. (NASDAQ: NVOS) (the “Company” or “Novo”), today provides an update with respect to certain actions and events, as follows:

●	Purchase and Sale Agreement – Ophir Collection: As previously disclosed, on November 21, 2023 Novo entered into a Purchase and Sale Agreement (“Ophir Agreement”) between the Company and Blake Alsbrook, solely in his capacity as Court-appointed successor receiver (the “Successor Receiver”) in Ocean Thermal Energy Corporation v. C. Robert Coe II, et al., United States District Court for the Central District of California (the “Court”) Case No. 2:19-cv-04299 VAP (JPRx) to acquire a certain collection of 43 gemstones, 42 of which are certified by the Gemological Institute of America, (the “Ophir Collection”), for $60,000,000. On December 1, 2023, the Court approved the Ophir Agreement.

Within two business days following the Company’s execution of the Ophir Agreement, the Company was required to, and did, deposit $25,000 with the Successor Receiver. In addition, in January through March 2024, the Company paid to the Successor Receiver four additional $25,000 deposits to extend and maintain exclusivity related to acquisition of the Ophir Collection.

●	Novo Awaiting Buyer to Provide Approval of Initial Drawdown of Funds from the Unsecured 15-year $70,000,000 Promissory Note: As previously disclosed, Novo entered into entered into a securities purchase agreement (the “SPA”) with RC Consulting Group LLC in favor of SCP Tourbillion Monaco (the “Buyer”), pursuant to which the Company issued an unsecured 15-year promissory note to the RC Noteholder (the “RC Note”) with a maturity date of April 26, 2038, in the principal sum of $70,000,000, which amount represents the $57,000,000 purchase price plus a yield (non-compounding) of 1.52% (zero coupon) per annum. The RC Note is unsecured and there is no provision for the conversion of debt, issuance of any class of shares, or the grant of any warrants by the Company to the Buyer.

As previously disclosed, the Company entered into an Assignment Agreement (the “Assignment”) of the SPA and RC Note with RC Consulting Group LLC and RC Consulting Consortium Group LLC. Pursuant to the terms of the Assignment, RC Consulting Group LLC assigned and transferred to RC Consulting Consortium Group LLC all of RC Consulting Group LLC’s right, title, claim and interest in and to the SPA and the RC Note, and RC Consulting Consortium Group LLC agreed to assume the same.

To date, the Company is compliant with all terms, conditions, and waivers related to the SPA and RC Note and is awaiting the Buyer to provide the Company with approval of initial drawdown of funds.

●	All Parties Actively Pursuing Monetization of One Billion Dollar Gold-backed Bond. As previously disclosed, on September 27, 2023, Novo and Blacksheep Trust (“Blacksheep”) entered into a Master (Asset Transfer) Agreement in which Blacksheep agreed to transfer to the Company certain collateral equal to $1 billion and controlled by Blacksheep (the “Collateral”). On December 13, 2023, Blacksheep filed a UCC-3 Financing Statement Amendment with the State of New York, providing partial assignment of a $1 Billion Dollar Gold-Bullion backed Bond (the “Bond”) to Novo. The Gold-backed Bond is a 20-year instrument earning 12.5 percent simple interest per annum. The UCC-3 filing provides for the partial assignment and transfer of the full face-value of the Bond to Novo for a maximum term of 15-years without the benefit of annual interest.

The Company is aggressively pursuing monetization of the Bond with internationally based facility providers.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient-first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David, COO & President

Novo Integrated Sciences, Inc.

chris.david@novointegrated.com

(888) 512-1195